UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 15, 2014

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Contribution Agreement

As previously announced, on September 16, 2014, PBF Logistics LP (the "Partnership"), a consolidated subsidiary of PBF Energy Inc. ("PBF Energy"), entered into a Contribution Agreement with PBF Energy Company LLC ("PBF LLC"), a subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC has agreed to contribute to the Partnership all of the equity interests of Delaware City Terminaling Company II LLC ("DCR II"), which assets consist solely of the Delaware City heavy crude unloading rack (the "West Rack Assets" as defined in the Contribution Agreement), for total consideration payable to PBF LLC of $150 million, consisting of $135 million of cash and $15 million of Partnership common units, or 589,536 common units.  The cash consideration will be funded by the Partnership from the proceeds from the sale of $30 million in marketable securities and $105 million in borrowings under the Partnership's revolving credit facility. The Partnership will borrow an additional $30 million under its revolving credit facility to repay $30 million of its outstanding term loan in order to release the $30 million in marketable securities that had collateralized the Partnership’s term loan.

As part of the transactions contemplated by the Contribution Agreement, PBF Holding Company LLC (“PBF Holding”), a wholly-owned subsidiary of PBF LLC, will distribute all of the equity interests of DCR II to PBF LLC immediately prior to the contribution by PBF LLC to the Partnership. The closing of the transactions contemplated by the Contribution Agreement is subject to customary representations and warranties, indemnification obligations, covenants and closing conditions of the parties. In addition, at the closing, the parties will enter into certain commercial agreements, including (i) a Terminaling Services Agreement that will provide for minimum throughput commitments of 40,000 barrels per day and have an initial term of seven years and (ii) amendments to the Partnership’s existing Omnibus Agreement and Operation and Management Services and Secondment Agreement. The closing of the transactions contemplated by the Contribution Agreement is expected to occur on or about September 30, 2014.

Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP ("PBF GP"), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. PBF Energy, through is consolidated subsidiaries, currently (as of the date of this Current Report on Form 8-K) owns 74,053 common units and 15,886,553 subordinated units of the Partnership, collectively representing a 50.2% limited partner interest in the Partnership based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in the Partnership, through its control and ownership of PBF GP, and all of the Partnership’s incentive distribution rights.

The Conflicts Committee of the Board of Directors of PBF GP, which is comprised of independent directors and was advised by Tudor, Pickering, Holt & Co. Advisors, LLC, its independent financial advisor, and Vinson & Elkins LLP, its legal counsel, approved the terms and conditions of the Contribution Agreement. In approving the terms of the Contribution Agreement, the Conflicts Committee based its decision in part on an opinion from the independent financial advisor that the consideration to be paid by the Partnership in exchange for the equity interests in DCR II is fair, from a financial point of view, to the common unit holders of the Partnership other than PBF Energy and its affiliates.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Contribution Agreement contains representations and warranties that the parties to the Contribution Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Contribution Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Contribution Agreement or as of such other date or dates as may be specified in the Contribution Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Second Amended and Restated Agreement of the Limited Partnership of PBF Logistics LP

On September 15, 2014, the Partnership entered into the Second Amended and Restated Agreement of the Limited Partnership of PBF Logistics LP ("Second Amended and Restated Agreement") to amend and restate the First Amended and Restated Agreement of Limited Partnership of PBF Logistics LP, dated as of May 14, 2014, to change Section 7.9(c)(i) to correct a scrivener's error.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Second Amended and Restated Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under the heading “Second Amended and Restated Agreement of the Limited Partnership of PBF Logistics LP” in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.03 hereof.

Item 7.01.    Regulation FD Disclosure

On September 15, 2014, the Partnership issued a press release announcing that it entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in the exhibit to this report reflecting the Partnership’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Partnership’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Partnership’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Partnership undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
3.1 Second Amended and Restated Agreement of the Limited Partnership of PBF Logistics LP dated as of September 15, 2014
10.1 Contribution Agreement dated as of September 16, 2014 among PBF Energy Company LLC and PBF Logistics LP
99.1 Press release dated September 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2014

PBF Logistics LP
By:	PBF Logistics GP LLC, its general partner

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Agreement of the Limited Partnership of PBF Logistics LP dated as of September 15, 2014
10.1	Contribution Agreement dated as of September 16, 2014 among PBF Energy Company LLC and PBF Logistics LP
99.1	Press release dated September 15, 2014